                            SECURITIES AND EXCHANGE
                                   COMMISSION

                             WASHINGTON, D.C. 20549
                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): October 28, 2005 (October 25, 2005)
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                            CAPITAL PROPERTIES, INC.
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             (Exact name of registrant as specified in its charter)

                                  Rhode Island
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                 (State or other jurisdiction of incorporation)

0-9380                                                                  05-0386287
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(Commission File Number)                        (IRS Employer Identification Number)

              100 Dexter Road, East Providence, Rhode Island 02914
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                    (Address of principal executive offices)

                                 (401) 435-7171
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 1.01.  ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

     On October  25,  2005,  Dunellen,  LLC, a Rhode  Island  limited  liability company  ("Dunellen")  and wholly owned subsidiary of Capital  Properties,  Inc.
(the  "Registrant")  entered  into that certain  First  Amendment to Amended and
Restated Lease Agreement (the "Amendment") and separate agreement  regarding the
Amendment  (the  "Agreement")  with Global  Companies,  LLC, a Delaware  limited liability  company  (the  "Global"),  with  respect to that  certain  lease of a petroleum  products storage facility and associated pier called Wilkesbarre Pier owned by Dunellen  located at 100 Dexter Road in East  Providence,  Rhode Island
(collectively, the "Premises"). The parties entered into an Amended and Restated
Lease on June 9, 2003  under  which  Dunellen  agreed to lease the  Premises  to
Global  for a period  ending  on April  30,  2013  (the  "Initial  Term"),  with automatic renewal on a year-to-year basis thereafter;  provided,  however,  that
Global is permitted to terminate the lease on any April 30 commencing  April 30,
2008.  The base  charge  payable by Global to  Dunellen  under the  Amended  and
Restated  Lease  Agreement was  $1,764,732 per annum until May 1, 2004, at which time said base  charge  adjusts  annually  on each May 1 so that the base charge equals  the then  current  base  charge  payable  to  Dunellen  multiplied  by a fraction,  the  numerator of which is the Consumer  Price Index  ("CPI") for the month of June of the current year and the  denominator  of which is equal to the
CPI for the same month one year earlier (collectively, the "Base Charge").

     Under the Amendment,  the parties agreed that the Base Charge as of October
1, 2005 is $2,721,931.20 per annum; provided,  however, that, under the terms of the Agreement such Base Charge will be reduced by $36,266.40 per month until the completion  of that certain  petroleum  tank called  "Tank #151"  located on the
Premises,  which Tank will become part of the  Premises and subject to the lease upon completion. Global has also agreed under the Amendment that in the event of the  construction  of the tank known as "Tank #175" Global will accept such tank as part of the  Premises  and the Base Charge then  payable to Dunellen  will be increased by $0.25185 per shell bbl/month,  if construction is completed between
May 1, 2005 and April 30, 2006, or if  construction  is completed  subsequent to
April 30, 2006, the Base Charge will be increased in the manner described in the previous  paragraph.  Dunellen agreed not to construct any additional tankage on the  Premises,  except for Tank #175 during the  remainder  of the Initial  Term without Global's consent.  Furthermore,  under the Agreement Dunellen has agreed that it will commence  construction of a connection between an existing pipeline and the Premises,  at its own expense,  agreeing to spend a total of $125,000 on the first phase of this construction.

ITEM 5.02.  ELECTION OF DIRECTOR.

     On October 25, 2005, the Registrant elected Dr. Roy J. Nirschel as a member of the Board of Directors of the Registrant.  Dr. Nirschel holds a PhD in higher education  administration  from the University of Miami and Bachelors of Science in History and Secondary  Education from Southern  Connecticut State University.
Dr.  Nirschel  has  served as the  President  of Roger  Williams  University  in
Bristol,  Rhode  Island  since June 2001.  In his  position as a  director,  Dr.
Nirschel has been appointed to serve on the Registrant's  compensation and audit committees.

     Dr.  Nirschel  does not have any  interest in any  transaction  or proposed transaction  with the  Registrant  or any of its  subsidiaries  nor is there any arrangement or understanding  between Dr. Nirschel and any other person pursuant to which Dr. Nirschel was selected as a director.

ITEM 9.01. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

None.

SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL PROPERTIES, INC.

        /s/ Barbara J. Dreyer, Treasurer

By:  -------------------------------------
            Barbara J. Dreyer, Treasurer

Date:  October 28, 2005